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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-08873
American Fidelity Dual Strategy Fund, Inc.

(Exact name of registrant as specified in charter)
2000 N. Classen
Oklahoma City, Oklahoma 73106

(Address of principal executive offices) (Zip code)
Stephen P. Garrett
American Fidelity Assurance Company
2000 N. Classen
Oklahoma City, Oklahoma 73106

(Name and address of agent for service)
Registrant’s telephone number, including area code: (405) 523-5200
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use this information provided on Form N-CSR in it regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for educing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1:        Annual Report to Shareholders

Annual Report
December 31, 2009

December 31, 2009
Dear Participant:
For the first six months of 2009, it was a hard-to-define stock market – down for January, February and part of March. From there, it was, for the most part, straight up. Between January 1 and March 9 of 2009, the Dow Industrials lost 28%. From that point until December 31, it gained nearly 80%. For the year, the Dow was up almost 30%. And as a backdrop to the stock market, the economy seems to have bottomed out and has begun to show signs of recovering. Employment is very weak, although employment is almost always a lagging indicator of a recovery.
Despite the uncertainty and the extreme lows of the 2009 stock market, the Dual Strategy Fund has not chased fads or hot stocks. Rather, it continues its long term investment in high quality, large capitalization stocks, with half of the portfolio following a value strategy and half, a growth strategy. WEDGE Capital Management of Charlotte, North Carolina, is the value manager. Renaissance Investment Management of Cincinnati, Ohio and Quest Investment Management of Portland, Oregon split the growth side. This two-pronged approach provides for prudent, persistent diversification among non-speculative, large US stocks.
The following comments, from recent strategy materials, give a sense of the outlook of the value advisor, WEDGE:
...we firmly believe the next few years will offer a unique opportunity for active management to broadly add value versus benchmark indices. We have just experienced a market environment led by a focus on ... low quality companies... Generally, as the expansion matures, market participants rotate to higher quality companies... We believe this environment, marked by greater differentiation between winners and losers, will benefit active management in general, and particularly plays into our strengths and approach to the market.
Likewise, the following are indications of how the growth advisors, Renaissance and Quest, see the future:
...we do not necessarily foresee as sharp of a gain in stocks in 2010 as has been the case over this past year. Growth opportunities remain hard to find in an environment that is still recovering from the recent financial crisis. We believe that a disciplined approach toward identifying higher-quality companies with sustainable growth potential is likely to result in good absolute and relative returns in 2010. (Renaissance)
And
...we anticipate ...an expansion that begins briskly (and) gives way to a protracted period of moderate growth. It is a recovery that can provide us with opportunities to grow our investment assets... Even a moderate recovery can send profits climbing, because many companies are lean, after shrinking payroll, reducing inventories and cutting costs. (Quest)
Consistently, the Dual Strategy Fund works to harness the best ideas from the two basic and historic investment themes: growth and value. There are no guarantees in stock investing, but we continue to believe these two linked and equally-weighted strategies are a sound structure for long term stock market investing.
Sincerely,

David R. Carpenter, President
American Fidelity Dual Strategy Fund, Inc.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Financial Statements
December 31, 2009
(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm
Board of Directors and Shareholders
American Fidelity Dual Strategy Fund, Inc.:
We have audited the accompanying statement of assets and liabilities of American Fidelity Dual Strategy Fund, Inc. (the Fund), including the schedule of portfolio investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Fidelity Dual Strategy Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Oklahoma City, Oklahoma
February 10, 2010

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Statement of Assets and Liabilities
December 31, 2009

Assets

Investments, at fair value (cost $130,214,585)	$147,541,187
Accrued interest and dividends	127,677
Accounts receivable for securities sold	397,037
Accounts receivable for shares sold	314

Total assets	148,066,215

Liabilities

Accounts payable for securities purchased	797,966

Total liabilities	797,966

Net assets	$147,268,249

Composition of net assets:
Net capital paid in on shares of capital stock	$165,022,353
Undistributed net investment income	1,859,192
Accumulated net realized losses	(36,939,898)
Unrealized appreciation on investments	17,326,602

Net assets (equivalent to $8.67 per share based on 16,985,385 shares of capital stock outstanding)	$147,268,249

See accompanying notes to financial statements.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Statement of Operations
Year ended December 31, 2009

Investment income:
Income:
Dividends (net of foreign taxes paid of $58,208)	$2,355,451
Interest	103,136

2,458,587

Expenses:
Investment advisory fees	630,206

Net investment income	1,828,381

Realized losses on investments:
Proceeds from sales	165,355,349
Cost of securities sold	178,161,730

Net realized losses on investments	(12,806,381)

Unrealized appreciation on investments, end of year	17,326,602
Unrealized depreciation on investments, beginning of year	(23,248,262)

Change in unrealized appreciation on investments	40,574,864

Net increase in net assets resulting from operations	$29,596,864

See accompanying notes to financial statements.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Statements of Changes in Net Assets
Years ended December 31, 2009 and 2008

	2009	2008
Increase (decrease) in net assets from operations:
Net investment income	$1,828,381	2,328,444
Net realized gains (losses) on investments	(12,806,381)	(23,094,945)
Change in unrealized appreciation (depreciation) on investments	40,574,864	(55,418,584)

Net increase (decrease) in net assets resulting from operations	29,596,864	(76,185,085)

Distributions to shareholders:
Investment income	(2,200,000)	(2,600,000)
Capital gains	—	(4,300,000)

Total distributions to shareholders	(2,200,000)	(6,900,000)

Changes from capital stock transactions	652,928	21,666

Increase (decrease) in net assets	28,049,792	(83,063,419)

Net assets, beginning of year	119,218,457	202,281,876

Net assets, end of year	$147,268,249	119,218,457

Undistributed net investment income	$1,859,192	2,230,811
See accompanying notes to financial statements.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Financial Highlights
December 31

	2009	2008	2007	2006	2005
Per share data (1):
Net investment income (loss)	$1.76	(4.74)	1.11	1.02	0.37
Distributions – investment income	(0.13)	(0.16)	(0.15)	(0.13)	(0.13)
Distributions – capital gains	—	(0.27)	—	—	—

Net increase (decrease) in net asset unit value	1.63	(5.17)	0.96	0.89	0.24

Net asset unit value, beginning of period	7.04	12.21	11.25	10.36	10.12

Net asset unit value, end of period	$8.67	7.04	12.21	11.25	10.36

Net assets outstanding, end of period	$147,268,249	119,218,457	202,281,876	195,582,804	202,228,777

Ratios:
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.46%	1.39%	1.28%	1.24%	1.15%
Portfolio turnover rate	135.04%	84.35%	67.69%	95.38%	117.47%
Total return (2)	25.01%	(38.60)%	9.90%	9.89%	3.66%
(1)	Per share calculations were performed using the average shares outstanding method.

(2)	Total return figures do not reflect charges pursuant to the terms of the variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
See accompanying notes to financial statements.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2009

	Shares or	Fair value
	principal		Percentage of
	amount	Amount	net assets
Common stock:
Apparel and Accessory Stores:
Aeropostale, Inc. *	46,442	$1,581,350	1.07%
NORDSTROM, INC.	18,675	701,806	0.48
Ross Stores, Inc.	29,543	1,261,782	0.86
The Gap, Inc.	32,300	676,685	0.46

		4,221,623	2.87

Auto Dealers, Gas Stations:
AutoNation, Inc. *	37,300	714,295	0.49
Autozone, Inc. *	3,277	517,995	0.35

		1,232,290	0.84

Building Construction-General Contractors, Operation Build:
NVR, Inc. *	960	682,282	0.46

		682,282	0.46

Business Services:
Adobe Systems Incorporated *	27,500	1,011,450	0.69
Cognizant Technology Solutions Corporation *	14,039	635,967	0.43
Computer Sciences Corporation *	17,400	1,001,022	0.68
eBay Inc. *	27,016	635,957	0.43
Google Inc. *	1,945	1,205,861	0.82
Microsoft Corporation	83,164	2,535,670	1.72
OMNICOM GROUP INC.	9,775	382,691	0.26
Oracle Corporation	104,236	2,557,951	1.74
Salesforce.com, Inc. *	3,304	243,736	0.16
The Western Union Company	71,672	1,351,017	0.92
Visa Inc.	17,485	1,529,238	1.04
VMware Inc. *	5,510	233,514	0.16

		13,324,074	9.05

Chemicals and Allied Products:
Abbott Laboratories	19,310	1,042,547	0.71
Air Products & Chemicals, Inc.	3,500	283,710	0.19
Amgen Inc. *	22,317	1,262,473	0.86
AstraZeneca PLC **	16,500	774,510	0.52
Celanese Corporation	19,805	635,740	0.43
Colgate Palmolive Company	9,493	779,850	0.53
E.I. du Pont de Nemours and Company	8,500	286,195	0.19
Eastman Chemical Company	4,600	277,104	0.19
Forest Laboratories, Inc. *	24,606	790,098	0.54
Gilead Sciences, Inc. *	11,312	489,583	0.33
GlaxoSmithKline plc **	17,891	755,895	0.51
Johnson & Johnson	21,677	1,396,216	0.95
Lilly, Eli and Company	36,833	1,315,306	0.89
Novo Nordisk A/S **	3,000	191,550	0.13
Pfizer Inc.	92,935	1,690,488	1.15
PPG Industries, Inc.	4,700	275,138	0.19
Sanofi-Aventis **	19,000	746,130	0.51
The Dow Chemical Company	15,200	419,976	0.28
The Lubrizol Corporation	3,800	277,210	0.19
The Procter & Gamble Company	22,276	1,350,594	0.92

		15,040,313	10.21

6	(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2009

	Shares or	Fair value
	principal		Percentage of
	amount	Amount	net assets
Communications:
AMERICAN TOWER CORPORATION *	9,220	$398,396	0.27%
DIRECTV, Inc. *	11,770	392,530	0.27
NII Holdings, Inc. *	24,615	826,571	0.56
Qwest Communications International Inc.	72,100	303,541	0.20

		1,921,038	1.30

Depository Institutions:
Credit Suisse Group **	16,400	806,224	0.55
HSBC Holdings plc **	3,165	180,690	0.12
JPMorgan Chase & Co.	18,700	779,229	0.53

		1,766,143	1.20

Durable Goods, Wholesale:
Reliance Steel & Aluminum Co.	6,700	289,574	0.20

		289,574	0.20

Eating and Drinking Places:
McDonald’s Corporation	20,549	1,283,080	0.87

		1,283,080	0.87

Educational Services:
Apollo Group, Inc. *	8,979	543,948	0.37
ITT Educational Services, Inc. *	13,511	1,296,516	0.88

		1,840,464	1.25

Electric, Gas, and Sanitary Services:
Ameren Corporation	10,900	304,655	0.21
CMS Energy Corporation	21,000	328,860	0.22
Constellation Energy Group, Inc.	8,500	298,945	0.20
DTE Energy Company	7,800	340,002	0.23
Edison International	8,200	285,196	0.20
FirstEnergy Corp.	6,600	306,570	0.21
Integrys Energy Group, Inc.	7,465	313,455	0.21
NiSource Inc.	20,500	315,290	0.22
NV Energy, Inc.	23,000	284,740	0.19
Pinnacle West Capital Corporation	8,400	307,272	0.21
QUESTAR CORPORATION	8,890	369,557	0.25
Sempra Energy	5,600	313,488	0.21
Teco Energy, Inc.	20,300	329,266	0.22

		4,097,296	2.78

Electronic and Other Electric Equipment:
Altera Corporation	44,900	1,016,087	0.69
Amphenol Corporation	32,965	1,522,324	1.03
ASML Holding N.V. **	30,200	1,029,518	0.70
Cisco Systems, Inc.*	66,880	1,601,107	1.09
Cree, Inc. *	5,010	282,414	0.19
Dolby Laboratories, Inc. *	22,400	1,069,152	0.73
Intel Corporation	109,420	2,232,168	1.51
NetApp, Inc. *	23,515	808,681	0.55
Qualcomm Incorporated	23,752	1,098,768	0.75
Texas Instruments Incorporated	62,545	1,629,923	1.11
Varian Semiconductor Equipment Associates, Inc. *	5,840	209,539	0.14

		12,499,681	8.49

7	(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2009

	Shares or	Fair value
	principal		Percentage of
	amount	Amount	net assets
Engineering, Accounting, Research, Mgmt and Relation Services:
Accenture plc **	16,090	$667,735	0.45%
Hewitt Associates, Inc. *	16,778	709,038	0.48
KBR, Inc.	40,100	761,900	0.52

		2,138,673	1.45

Fabricated Metal Products:
Alliant Techsystems Inc. *	11,000	970,970	0.66
Ball Corporation	5,500	284,350	0.19
Illinois Tool Works Inc.	13,081	627,757	0.43

		1,883,077	1.28

Food and kindred products:
Archer-Daniels-Midland Company	8,700	272,397	0.19
Bunge Limited **	4,000	255,320	0.17
Campbell Soup Company	21,400	723,320	0.49
General Mills, Inc.	17,755	1,257,232	0.86
PepsiCo, Inc.	12,675	770,640	0.52
The Coca-Cola Company	22,562	1,286,034	0.87

		4,564,943	3.10

Furniture and Fixtures:
Johnson Controls, Inc.	34,140	929,974	0.63

		929,974	0.63

General Merchandise:
BIG LOTS, INC. *	23,305	675,379	0.46
Costco Wholesale Corporation	17,295	1,023,345	0.69
The TJX Companies, Inc.	29,430	1,075,667	0.73

		2,774,391	1.88

Home Furniture and Equipment:
Bed Bath & Beyond Inc. *	19,400	749,422	0.51
Best Buy Company, Inc.	7,210	284,507	0.19

		1,033,929	0.70

Hotels, Other Lodging Places:
Marriott International, Inc.	11,117	302,938	0.21

		302,938	0.21

Industrial Machinery and Equipment:
3M Company	16,911	1,398,032	0.95
Apple Computer, Inc. *	10,702	2,256,624	1.53
Cummins Engine, Inc.	16,000	733,760	0.50
Deere & Company	9,095	491,949	0.33
Eaton Corporation	21,533	1,369,929	0.93
EMC Corporation *	68,654	1,199,385	0.81
Flowserve Corporation	8,646	817,306	0.56
Graco Inc.	6,395	182,705	0.12
Hewlett-Packard Company	44,697	2,302,342	1.56
INGERSOLL-RAND PLC**	5,400	192,996	0.13
International Business Machines Corporation	21,227	2,778,614	1.89
Joy Global Inc.	24,252	1,251,161	0.85
Parker-Hannifin Corporation	16,605	894,677	0.61
Pentair, Inc.	5,605	181,042	0.12
Pitney Bowes, Inc.	29,100	662,316	0.45
Rockwell Automation, Inc.	6,800	319,464	0.21
Terex Corporation *	21,985	435,523	0.30
Varian Medical Systems, Inc. *	8,940	418,839	0.29
Western Digital Corporation *	39,785	1,756,508	1.19

		19,643,172	13.33

8	(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2009

	Shares or	Fair value
	principal		Percentage of
	amount	Amount	net assets
Instruments and Related Products:
Alcon, Inc. **	3,405	$559,612	0.38%
Covidien public limited company **	8,870	424,784	0.29
Medtronic, Inc.	17,000	747,660	0.51
Stryker Corporation	5,835	293,909	0.20
Thermo Fisher Scientific Inc. *	19,425	926,378	0.63

		2,952,343	2.01

Insurance Carriers:
Ace LTD. **	15,100	761,040	0.52
Allstate Corporation	28,200	847,128	0.57
Assurant, Inc.	26,000	766,480	0.52
CIGNA Corporation	19,700	694,819	0.47
Lincoln National Corporation	7,695	191,452	0.13
Metlife Capital Trust, Inc.	23,300	823,655	0.56
Prudential Financial, Inc.	20,895	1,039,735	0.71
The Chubb Corporation	15,200	747,536	0.51
The Travelers Companies, Inc.	15,500	772,830	0.52
UnitedHealth Group Incorporated	56,901	1,734,342	1.18
Wellpoint, Inc. *	23,991	1,398,435	0.95

		9,777,452	6.64

Leather and Leather Products:
Coach, Inc.	19,933	728,152	0.49

		728,152	0.49

Metal Mining:
Cliffs Natural Resources Inc.	14,449	665,954	0.45
Freeport-McMoran Copper & Gold	4,815	386,596	0.26

		1,052,550	0.71

Miscellaneous Retail:
Amazon.com, Inc.	2,850	383,382	0.26
Dick’s Sporting Goods, Inc. *	16,795	417,692	0.29
Dollar Tree, Inc. *	35,078	1,694,267	1.15
priceline.com Incorporated *	6,072	1,326,732	0.90
Tiffany & Co.	15,177	652,611	0.44

		4,474,684	3.04

Motion Pictures:
The Walt Disney Company	12,910	416,348	0.28

		416,348	0.28

Nondurable Goods-Wholesale:
Amerisource Bergen Corporation	30,200	787,314	0.53
McKesson Corporation	31,333	1,958,313	1.33
Medco Health Solutions, Inc. *	5,335	340,960	0.23
Nike, Inc.-Class B	6,670	440,687	0.30
The Mosaic Company	6,365	380,181	0.26

		3,907,455	2.65

9	(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2009

	Shares or	Fair value
	principal		Percentage of
	amount	Amount	net assets
Oil and Gas Extraction:
Apache Corporation	8,208	$846,819	0.58%
CENOVUS ENERGY INC. **	14,500	365,400	0.25
Devon Energy Corporation	5,080	373,380	0.25
ENCANA CORPORATION **	14,500	469,655	0.32
Eni S.p.A **	14,700	743,967	0.51
ENSCO International Incorporated **	16,700	666,998	0.45
EOG Resources, Inc.	7,692	748,432	0.51
Occidental Petroleum Corporation	25,535	2,077,272	1.41
Petroleo Brasileiro S.A. **	7,940	378,579	0.26
Royal Dutch Shell PLC **	12,600	757,386	0.51
Tailsman Energy Inc. **	42,000	782,880	0.53
Total SA **	12,400	794,096	0.54
Transocean, Inc. * **	10,966	907,985	0.61

		9,912,849	6.73

Paper and Allied Products:
International Paper Company	10,200	273,156	0.19
Kimberly Clark Corporation	30,364	1,934,490	1.31

		2,207,646	1.50

Personal Services:
H&R Block, Inc.	28,309	640,350	0.44

		640,350	0.44

Petroleum Refining and Related Industries:
Ashland Inc.	6,600	261,492	0.18
BP PLC-Spons ADR **	14,000	811,580	0.55
Chevron Corporation	10,292	792,381	0.54
ConocoPhillips	14,900	760,943	0.52
Exxon Mobil Corporation	10,800	736,452	0.50
Marathon Oil Corporation	22,800	711,816	0.48

		4,074,664	2.77

Primary Metal Industries:
Alcoa Inc.	12,190	196,503	0.13
Corning Incorporated	56,306	1,087,269	0.74
United States Steel Corporation	8,510	469,071	0.32

		1,752,843	1.19

Printing, Publishing and Allied Lines:
The McGraw-Hill Companies, Inc.	18,284	612,697	0.42

		612,697	0.42

Railroad Transportation:
CSX Corporation	12,990	629,885	0.43

		629,885	0.43

Security and Commodity Brokers:
Ameriprise Financial, Inc.	21,200	822,984	0.56
Blackrock, Inc.	815	189,243	0.13
Franklin Resources, Inc.	13,440	1,415,904	0.96
Morgan Stanley	5,675	167,980	0.11
T. Rowe Price Group, Inc.	22,425	1,194,131	0.81
TD AMERITRADE Holding Corporation *	32,013	620,412	0.42
The Charles Schwab Corporation	45,100	848,782	0.58
The Goldman Sachs Group, Inc.	9,165	1,547,419	1.05

		6,806,855	4.62

10	(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Schedule of Portfolio Investments
December 31, 2009

	Shares or	Fair value
	principal		Percentage of
	amount	Amount	net assets
Stone, Clay, Glass, Concrete Products:
Owens-Illinois, Inc. *	17,448	$573,516	0.39%

		573,516	0.39

Transportation Equipment:
Autoliv, Inc.	4,430	192,085	0.13
FORD MOTOR COMPANY *	76,500	765,000	0.52
Harsco Corporation	21,700	699,391	0.48
Honeywell International Inc.	4,625	181,300	0.12
Lockheed Martin Corporation	7,042	530,615	0.36

		2,368,391	1.61

Total common stocks (cost $127,031,033)		144,357,635	98.02

Short-term investments:
AIM Money market funds (0.120815% at December 31, 2009)	3,183,552	3,183,552	2.16

Total short-term investments (cost $3,183,552)		3,183,552	2.16

Total investments (cost $130,214,585)		147,541,187	100.18

Other assets and liabilities, net		(272,938)	(0.18)

Total net assets		$147,268,249	100.00%

*	Presently not producing dividend income

**	Foreign Investments (9.52% of net assets)
See accompanying notes to financial statements.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Notes to Financial Statements
December 31, 2009
(1)	Summary of Significant Accounting Policies
(a)	General

American Fidelity Dual Strategy Fund, Inc. (the Fund) is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The assets of the Fund were formerly held by American Fidelity Variable Annuity Fund A (Variable Annuity Fund A), which operated as an open-end, diversified management investment company from 1968 to 1998, and was a separate account of American Fidelity Assurance Company (AFA).

The Fund’s investment objectives are primarily long-term growth of capital and secondarily the production of income. In order to achieve these investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks.

Shares of the Fund are only available to separate accounts of AFA or other insurance companies to fund the benefits of variable annuity contracts.

(b)	Investments

The Fund’s investments are valued based on market value quotations, when available. Investments in corporate stocks are valued by a third-party servicer, Interactive Data Corporation. Securities for which published quotations are not available are valued based on policies approved by the Fund’s Board of Directors, generally at the quotation obtained from pricing services, such as Bloomberg L.P. Securities whose values have been materially affected by what the Fund’s investment adviser identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the board of directors. Short-term investments are valued on the basis of cost, which approximates market, and include all investments with maturities less than one year.

The Fund’s portfolio of investments is diversified such that not more than 5% of the value of the total assets of the Fund is invested in any one issuer and not more than 25% is invested in any one industry or group of similar industries. Management does not believe the Fund has any significant concentrations of credit risk.

Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined using the specific identification method on a first-in, first-out basis. Security transactions are accounted for on a trade-date basis.

Dividend income is recorded on the ex-dividend date, and interest income is recorded on the daily accrual basis. For certain securities in which the exact dividend is unknown on the ex-dividend date, such as stock in foreign companies, an estimate of the dividend is recorded on the ex-dividend date, and any necessary adjustments are added to the Fund’s investment income on the date the dividend is received by the Fund. Any taxes withheld by foreign governments or any foreign exchange experience (gains or losses) incurred by investment in such securities are paid by the Fund and are recorded as reductions of dividend income.

12	(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Notes to Financial Statements
December 31, 2009
The Fund intends to make income and capital gains distributions, if any, on an annual basis. All distributions will be reinvested in additional shares of the portfolio at net asset value.

In 2009, the cost of purchases and proceeds from sales of securities, other than short-term securities, was $167,011,976 and $165,355,349, respectively, net of brokerage commissions.

The gross unrealized appreciation and depreciation on investments at December 31, 2009 for financial reporting purposes was $19,306,952 and $1,980,350, respectively. For federal income tax purposes, the cost, unrealized appreciation, and unrealized depreciation were $132,338,352, $19,306,952, and $4,104,117, respectively, at December 31, 2009.

The Fund groups its financial assets measured in three levels, based on inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities. Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 – significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s net assets as of December 31, 2009. See Schedule of Portfolio Investments for industry categorization.

Level 1 – Quoted prices	$147,541,187
Level 2 – Other significant observable inputs	—
Level 3 – Significant unobservable inputs	—

Total	$147,541,187

(c)	Income Taxes

Management of the Fund believes that the Fund will continue to qualify as a “regulated investment company” under subchapter M of the Internal Revenue Code (the Code). Qualification as a regulated investment company relieves the Fund of any liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. The Fund’s policy is to comply with all sections of the Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income taxes is thus required.

During 2008, the Fund generated net capital losses for tax purposes of $21,832,914. Of these net capital losses, $8,431,357 were incurred after October 31, 2008, and for tax purposes, the Fund elected to defer their realization until its 2009 tax year. During 2009, the Fund generated net capital losses for tax purposes of $12,916,026. Of these net capital losses generated in 2009, $1,327,637

13	(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Notes to Financial Statements
December 31, 2009

were incurred after October 31, 2009 and for tax purposes, the Fund plans to elect for deferral of their utilization until its 2010 tax year. The net capital loss carryover to 2010 of $34,748,940 (including deferral of post October 31, 2009 losses) will expire if not utilized by December 31, 2016 ($13,401,557), by December 31, 2017 ($20,019,746) and by December 31, 2018 ($1,327,637 for the post October 31, 2009 losses). The Fund’s board of directors will not distribute a realized capital gain dividend in 2010 since the Fund did not realize net capital gains in 2009.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to “wash sale” transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, no permanent book-to-tax differences were recorded as of December 31, 2009 for undistributed net investment income, accumulated net realized gain, or unrealized appreciation on investments.

The Fund recognizes and measures unrecognized tax positions in accordance with Financial Accounting Standards Board, ASC 740, Income Taxes. The Fund has no unrecognized tax positions at December 31, 2009

As of December 31, 2009, the Fund has no accrued interest and penalties related to unrecognized tax positions. The Fund would recognize interest accrued related to unrecognized tax positions in interest expense and penalties accrued in operating expense, should they occur.

The tax years 2006 through 2009 remain open to examination by the major taxing jurisdictions to which the Fund is subject. The Fund is not currently under examination by any taxing authority and does not expect any material changes to its unrecognized tax positions within the next twelve months.

(d)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

(e)	Distributions to Shareholders

Dividends to shareholders from net investment income, if any, are paid annually. Distributions of capital gains, if any, are made at least annually, and as required to comply with Federal excise tax requirements. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. A capital gain distribution was not declared in 2009 since the Fund did not generate capital gains in 2008.

14	(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Notes to Financial Statements
December 31, 2009
(2)	Transactions with Affiliates

The Fund receives advisory services under a management and investment advisory agreement with AFA that provides for fees to be paid to AFA at an annual rate of 0.50% of the Fund’s average daily net assets. AFA has engaged three subadvisors who receive fees based on a percentage of the Fund’s daily net assets. The subadvisors’ fees are paid by AFA.

AFA pays all other expenses of the Fund except investment advisory fees and brokerage fees. The Fund will not reimburse AFA at a later time for any such amounts.

Certain officers and directors of the Fund are also officers and directors of AFA.

(3)	Distributions to Shareholders

On November 13, 2009, a distribution of $0.13 per share was declared from ordinary income, which amounts to $2,200,000. There were no capital gains for 2009. On November 14, 2008, a distribution of $0.16 per share was declared from ordinary income, which amounted to $2,600,000. On November 14, 2008, a distribution of $0.27 per share was declared from capital gains, which amounts to $4,300,000.

The tax character of distributions paid during the years ended December 31, 2009 and 2008 was as follows:

	2009	2008
Distributions to shareholders:
Dividends paid from:
Ordinary income	$2,200,000	2,600,000
Long-term capital gain	—	4,300,000

	2,200,000	6,900,000
Return of capital	—	—

Total distributions to shareholders	$2,200,000	6,900,000

     As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,792,001
Undistributed long-term loss	(34,748,940)
Unrealized appreciation	15,202,835

Distributable earnings	$(17,754,104)

15	(Continued)

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
Notes to Financial Statements
December 31, 2009
(4)	Changes from Capital Stock Transactions

As of December 31, 2009, 200,000,000 shares of $0.001 par value capital stock were authorized.

Transactions in capital stock were as follows:

	Shares		Amount
	2009	2008	2009	2008
Shares sold	407,549	342,430	$2,966,829	3,288,363
Shares issued in reinvestment of
dividends and distributions	259,159	1,028,316	2,200,000	6,900,000

	666,708	1,370,746	5,166,829	10,188,363

Shares redeemed	(607,691)	(1,008,396)	(4,513,901)	(10,166,697)

Increase in net assets derived from capital stock transactions	59,017	362,350	$652,928	21,666

(5)	Subsequent Events

The Fund has evaluated subsequent events through February 10, 2010, the date the financial statements were issued.

DIRECTORS AND OFFICERS
          Information about the Fund’s officers and directors is set forth below. No officer or director receives any remuneration from the Fund. Members of the Fund’s Board of Directors who are not employees of American Fidelity Assurance Company receive $6,000 each from American Fidelity Assurance Company for their services as directors of the Fund and an additional $750 for each Board meeting and Audit Committee meeting or other special meeting that they attend. The Fund’s Statement of Additional Information contains additional information about the Fund’s directors. You may request a free copy of the Statement of Additional Information by following the instructions on the back of this report.

	Position(s) Held with Fund;	Principal Occupation(s) During Past 5 Years; Position(s)
Name, Address and Age (1)	Length of Time Served	with Affiliates; Other Directorships

Officers and Interested
Directors (2)

Robert D. Brearton, 60 2000 N. Classen Boulevard Oklahoma City, OK 73106	Executive Vice President and Principal Financial Officer – Since May 2006	Executive Vice President, Chief Financial Officer and Treasurer, American Fidelity Corporation; Executive Vice President, Chief Financial Officer and Treasurer, American Fidelity Assurance Company

David R. Carpenter, 59 2000 N. Classen Boulevard Oklahoma City, OK 73106	Chairman, President (Principal Executive Officer), Secretary, and Director – Since May 2006; Executive Vice President and Principal Financial Officer – February 2003 through May 2006
Executive Vice President, American Fidelity Corporation; President and Chief Operations Officer, American Fidelity Assurance Company; Chairman and Chief Executive Officer, American Fidelity Securities, Inc.

Stephen P. Garrett, 65 2000 N. Classen Boulevard Oklahoma City, OK 73106	Chief Compliance Officer – Since September 1, 2004; General Counsel – Since June 2, 2004	Senior Vice President, General Counsel and Secretary, American Fidelity Corporation; Senior Vice President, General Counsel and Secretary, American Fidelity Assurance Company

Christopher T. Kenney, 41 2000 N. Classen Boulevard Oklahoma City, OK 73106	Assistant Compliance Officer – Since February 2008	Vice President and Chief Compliance Officer, American Fidelity Assurance Company; Vice President, Chief Compliance Officer and Secretary, American Fidelity Securities, Inc.

Independent Directors

Jo Ann Dickey, 69 12346A N. May, #245 Oklahoma City, OK 73120	Director – Since October 2006(4)	Retired Senior Vice President – Internal Audit, American Fidelity Corporation

Mark H. McCubbin, 53 5310 N. W. 5th St. Oklahoma City, OK 73127	Director – Since March 2007	Chief Executive Officer, McCubbin Hosiery, LLC

G. Rainey Williams, Jr., 49 6301 N. Western Suite 200 Oklahoma City, OK 73118	Director –Since March 1998(3)(4)	President and Chief Operating Officer, Marco Holding Corporation; Director, BancFirst Corporation

(1)	As of December 31, 2009.

(2)	“Interested person” of Dual Strategy Fund under Section 2(a)(19) of the Investment Company Act of 1940 due to position as officer of the Fund.

(3)
Officer and/or member of Dual Strategy Fund Board of Directors since the Fund’s establishment in March 1998; previously officer and/or member of Board of Managers of Variable Annuity Fund A, the Fund’s predecessor.

(4)
Pursuant to Dual Strategy Fund’s Bylaws and the General Corporation Law of Maryland, the Fund’s directors may serve without re-election until a majority of the Board’s members serve by appointment, or otherwise are not elected by the Fund’s shareholders.

MANAGEMENT’S DISCUSSION OF FUND RESULTS
2009 Results
          2008 seemed like a bad year – for the stock and bond markets and housing and employment. 2009 began as a continuation of that negative trend. However, on about March 9, the stock market began a recovery – which resulted in a total return for the S&P 500 of 26.5%. The bond market (as measured by the Barclays US Aggregate index) had a total return of nearly 6%. So, the financial markets began to improve and housing showed signs of bottoming. However, employment (normally a lagging indicator) remained stubbornly high at 10%.
          While the S&P 500 had a total return of 26.5%, its two basic components diverged significantly. Large cap growth stocks (as measured by the Russell 1000 growth index) returned 37.2%. Large cap value stocks (using the Russell 1000 value index) lagged behind at 19.7%. A similar pattern occurred in small cap stocks (again using the Russell 2000 indices) – growth shot ahead by 34.5%, while value returned only 20.6%. This pattern of growth stocks excelling often occurs in a stock market recovery.
          International stocks located in the world’s developed economies (as measured by the Morgan Stanley EAFE index) actually out-performed similar US stocks. The EAFE index was up 32.5%.
          Despite the challenges to the stock market, the Dual Strategy Fund continues its persistent commitment to the two basic styles of large cap stocks – growth and value. WEDGE Capital Management, LLP manages half of the fund, following a strict value discipline. The growth half is managed equally by Renaissance Investment Management, Inc. and Quest Investment Management.
10-Year Results
          The graph below compares the initial and subsequent account values at the end of each of the past ten years, assuming a $10,000 initial investment in the Fund on January 1, 2000 and also in the S&P 500 Index and the Russell 1000® Index. The Fund’s performance reflected in the graph and following table does not give effect to any charges at the separate account level. Performance would be lower if charges assessed by participating separate accounts were reflected. The S&P 500 Index and the Russell 1000® Index returns assume the reinvestment of dividends, but do not reflect commissions or administrative and management costs. Past performance does not predict future performance for the Fund or the indexes.

Average Annual Total Return as of 12/31/09

1 Year	5 Years	10 Years

25.01%	-0.79%	-1.39%
EXPENSE EXAMPLE
          As a shareholder of the Fund, you incur a management fee. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 – December 31, 2009).
Actual Expenses
          The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
          The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period; however, you may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. As a result, the second line of the table is useful in comparing ongoing costs only; it will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Expense Example Table

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period*

	July 1, 2009	December 31, 2009	July – 1 December 31, 2009

Actual	$1,000.00	$1,197.02	$2.84

Hypothetical	$1,000.00	$1,025.21	$2.55

(Assumes 5% return before expenses)

*Expenses are equal to the Fund’s annualized expenses ratio of 0.50%, multiplied by the average account value over the period, multiplied by 0.5041096 (the number of days in most recent fiscal half-year/365 (to reflect the one-half year period)).

PORTFOLIO HOLDINGS
          The following table depicts the portfolio holdings of the Fund by type of security and industry sector, showing the percentage of net asset value or total investments attributable to each as of December 31, 2009.

Apparel and Accessory Stores:	2.87%
Auto Dealers, Gas Stations:	0.84%
Building Construction-General Contractors, Operation Build:	0.46%
Business Services:	9.05%
Chemicals and Allied Products:	10.21%
Communications:	1.30%
Depository Institutions:	1.20%
Durable Goods, Wholesale:	0.20%
Eating and Drinking Places:	0.87%
Educational Services:	1.25%
Electric, Gas, and Sanitary Services:	2.78%
Electronic and Other Electric Equipment:	8.49%
Engineering, Accounting, Research, Mgmt and Relation Services:	1.45%
Fabricated Metal Products:	1.28%
Food and Kindred Products:	3.10%
Furniture and Fixtures:	0.63%
General Merchandise:	1.88%
Home Furniture and Equipment:	0.70%
Hotels, Other Lodging Places:	0.21%
Industrial Machinery and Equipment:	13.33%
Instruments and Related Products:	2.01%
Insurance Carriers:	6.64%
Leather and Leather Products:	0.49%
Metal Mining:	0.71%
Miscellaneous Retail:	3.04%
Motion Pictures:	0.28%
Nondurable Goods-Wholesale:	2.65%
Oil and Gas Extraction:	6.73%
Paper and Allied Products:	1.50%
Personal Services:	0.44%
Petroleum Refining and Related Industries:	2.77%
Primary Metal Industries:	1.19%
Printing, Publishing and Allied Lines:	0.42%
Railroad Transportation:	0.43%
Security and Commodity Brokers:	4.62%
Stone, Clay, Glass, Concrete Products:	0.39%
Transportation Equipment:	1.61%
Short-Term Investments:	2.16%
Other assets and liabilities, net	(00.18%)

TOTAL	100.00%

AVAILABILITY OF PORTFOLIO HOLDINGS AND PROXY VOTING POLICIES AND RECORD
          The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each of (1) the Fund’s Form N-Q, (2) a description of the policies and procedures that the Fund, its investment advisor and its sub-advisors use to determine how to vote proxies relating to its portfolio securities holdings and (3) information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by contacting the Fund at 1-800-662-1106, va.help@af-group.com or P.O. Box 25520, Oklahoma City, OK 73125-0520. The information is also available on the SEC’s website at http//www.sec.gov and at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
APPROVAL OF ADVISOR AGREEMENTS
Advisory Agreement
          American Fidelity Assurance Company (“AFA”) serves as the Fund’s investment advisor pursuant to an Amended and Restated Investment Advisory Agreement (the “Advisory Agreement”) that initially was approved by the Fund’s Board of Directors, including a majority of the directors who are not “interested persons,” as defined in the Investment Company Act of 1940, on January 29, 2003 and was approved by Dual Strategy Fund’s shareholders on April 11, 2003. The Advisory Agreement will remain in effect from year to year, provided that it will not continue for more than two years unless such continuance is approved at least annually by the Fund’s Board of Directors, including a majority of the members of the Board of Directors who are not interested persons.
          In approving the continuance of the Advisory Agreement, the Board considered (1) the nature, extent, and quality of the services to be provided by AFA, (2) the investment performance of the Fund and AFA, (3) the advisory fees to be provided to AFA and any fees received by AFA’s affiliates that result from AFA’s relationship with the Fund, (4) the extent to which economies of scale will be realized as the Fund grows, and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors.
          In connection with its review and evaluation, the Board relied, in part, on the recommendation of its investment consultant, Asset Services Company LLC (“ASC”), which recommendation was based, in part, on ASC’s review of comparative data regarding performance, services rendered and amounts payable under other investment advisory agreements, and the Board has concluded that the Advisory Agreement should be approved because the services provided by AFA generally were equal to or in excess of those provided by other investment advisors, while the fees paid by the Fund pursuant to the Advisory Agreement generally were lower than the fees paid by other funds to their investment advisors.
          The Board also considered whether any other benefits are derived or are to be derived by AFA from its relationship with the Fund, such as soft dollar arrangements by which brokers provide research to the Fund or AFA in return for allocating Fund brokerage, and the Board concluded that the Advisory Agreement should be approved because AFA is not deriving improper or excessive benefits as a result of its relationship with the Fund.
Nature, Extent, and Quality of Services Provided by American Fidelity Assurance Company
          In approving the Advisory Agreement, the Board considered the services that AFA provides to the Fund pursuant to the Advisory Agreement, which include providing office space and equipment, supplies, etc.; compensating the Fund’s personnel, officers, and directors; providing (or arranging for a third party to provide) advice, information, and recommendations regarding acquiring, holding, or disposing of portfolio securities; assisting with preparing requisite reports, including prospectuses and registration statements; paying registration expenses, including legal and accounting fees; providing and maintaining a bond against larceny and embezzlement covering each officer and employee of the Fund who may have access to the Fund’s securities; providing (or arranging for a third party to provide) research and statistical information regarding portfolio securities that are held or may be purchased by the Fund, providing information regarding developments that may affect the portfolio securities; paying or reimbursing the Fund for costs and expenses incurred by the Fund in connection with the Fund’s indemnification of its directors; selecting (or arranging for a third party to select) brokers or dealers to execute purchase and sale transactions for the Fund, using its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for the Fund.
          Based on its evaluation of the services that AFA provides, the Board concluded that the nature and scope of AFA’s services are reasonable and satisfactory. Additionally, the Board believes that the quality of AFA’s services are reasonable and satisfactory and that AFA has adequate personnel and systems in place, as well as other resources, to assure the Board that AFA will continue to furnish high quality services to the Fund. Accordingly, the Board approved renewal of the Advisory Agreement.

Investment Performance of the Fund and American Fidelity Assurance Company
          The Fund’s investment performance reflects on AFA indirectly only to the extent that AFA oversees the Fund’s sub-advisors, Quest Investment Management, Inc., The Renaissance Group, LLC, Todd Investment Advisors, Inc. (terminated April 15, 2009), and WEDGE Capital Management LLP (the “Sub-Advisors”). AFA assists the Fund’s Board in evaluating and assessing the Sub-Advisors based, in part, on the Fund’s investment performance, and the Board believes that AFA’s oversight of and assistance with matters relating to the Sub-Advisors has contributed in a positive manner to the Fund’s performance. AFA’s own investment performance is not relevant to the Board’s consideration of the Advisory Agreement because AFA has delegated its investment responsibilities to the Sub-Advisors and, as such, does not invest on behalf of the Fund.
Advisory Fees
          Pursuant to the Advisory Agreement, AFA receives a fee, payable monthly, that is equal to 0.00136988% (0.50% on an annual basis) of the current value of the Fund for each day of the valuation period. AFA received $630,206 in 2009 in connection with services provided to the Fund pursuant to the Advisory Agreement. ASC, the Fund’s investment consultant, and InvesTrust, N.A., the Fund’s custodian, both of which are affiliates of AFA, received $36,642 and $57,797, respectively, in 2009 for services provided to the Fund. AFA pays ASC’s and InvesTrust’s fees on behalf of the Fund. Based on its evaluation of the advisory fees, the Board concluded that the fees that AFA and its affiliates receive as a result of AFA’s relationship with the Fund are reasonable and satisfactory in light of the services provided to the Fund.
Economies of Scale
          The fee payable to AFA pursuant to the Advisory Agreement is a flat fee that does not include breakpoints that would allow the Fund to recognize economies of scale as the Fund’s assets increase. In its evaluation, the Board took into consideration the Fund’s inability to recognize economies of scale under the terms of the Advisory Agreement, but concluded that the fee is reasonable and satisfactory as it currently exists, without breakpoints.
Fee Levels and Economies of Scale
          Because the Advisory Agreement does not establish breakpoints that permit the Fund to recognize economies of scale as the Fund’s assets increase, fee levels charged to the Fund’s investors do not reflect any economies of scale. The Board took this fact into consideration in its evaluation of the Advisory Agreement.
Sub-Advisory Agreements
          As of December 31, 2009, Quest Investment Management, Inc. (“Quest”), The Renaissance Group, LLC (“Renaissance”) and WEDGE Capital Management LLP (“WEDGE”) served as sub-advisors to the Fund pursuant to separate sub-advisory agreements (together, the “Sub-Advisory Agreements”). Renaissance and WEDGE have served as sub-advisors to the Fund since 2005, and Quest has served as a sub-advisor since May 2006. Todd Investment Advisors, Inc. (“Todd”) served as a sub-advisor to the Fund and its predecessor from 1995 until April 15, 2009, at which time the Fund terminated Todd as a sub-advisor.
          In approving the continuance of the Sub-Advisory Agreements, the Fund’s Board of Directors considered (1) the nature, extent and quality of services to be provided by the Sub-Advisors, (2) the investment performance of the Fund and the Sub-Advisors, (3) the fees paid to the Sub-Advisors and any fees received by affiliates of the Sub-Advisors as a result of the Sub-Advisors’ relationships with the Fund, (4) the extent to which economies of scale will be realized as the Fund grows, and (5) whether fee levels reflect any economies of scale for the benefit of the Fund’s investors.
          In connection with its review and evaluation, the Board relied, in part, on the recommendations of its investment advisor, AFA and its investment consultant, ASC, which recommendations were based, in part, on AFA’s and ASC’s review of comparative data regarding performance, services rendered and amounts payable under other sub-advisory agreements. The Board concluded that the Sub-Advisory Agreements should be approved because the services provided by the Sub-Advisors generally are equal to or in excess of those provided by other sub-advisors, while the fees paid by AFA pursuant to the Sub-Advisory Agreements generally are lower than the fees paid to other sub-advisors.

          The Board also considered whether any other benefits are derived or are to be derived by the Sub-Advisors from their relationships with the Fund, such as soft dollar arrangements by which brokers provide research to the Fund or the Sub-Advisors in return for allocating Fund brokerage, and the Board concluded that the Sub-Advisory Agreements should be approved because the Sub-Advisors are not deriving improper or excessive benefits as a result of their relationships with the Fund.
Nature, Extent, and Quality of Services Provided by the Sub-Advisors
          The Board considered the services that each of the Sub-Advisors provide to the Fund pursuant to the Sub-Advisory Agreements, which include making decisions regarding acquisition, holding, or disposition of portfolio securities on behalf of the Fund; providing the Fund’s custodian and investment advisor prompt written notification of the purchase, sale, or exchange of portfolio securities; exercising voting rights on behalf of the Fund regarding the portfolio securities; providing 17j-1 certifications and other reports; selecting brokers or dealers to execute purchase and sale transactions for the Fund and using their best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for the Fund; and providing instructions to the Fund’s custodian regarding consummation of transactions in portfolio securities held by the Fund.
          Based on its evaluation of the services that the Sub-Advisors provide, the Board concluded that the nature and scope of the Sub-Advisors’ services are reasonable and satisfactory. Further, the Board concluded that the quality of the Sub-Advisors’ services are reasonable and satisfactory, and that the Sub-Advisors have adequate personnel and systems in place, as well as other resources, to assure the Board that the Sub-Advisors will furnish high quality services to the Fund.
Investment Performance of the Sub-Advisors
          The Board concluded that the investment performance of the Sub-Advisors supported a decision to approve each of the Sub-Advisory Agreements because the long-term results of each of the Sub-Advisors’ have been very good when compared with their appropriate style indices. Furthermore, the Sub-Advisors’ investment processes and personnel were consistent during the performance period presented to the Board.
Sub-Advisory Fees
          The Fund’s investment advisor, AFA, pays the Fund’s sub-advisory fees to the Sub-Advisors on behalf of the Fund. The Sub-Advisors’ fees are set forth in their respective Sub-Advisory Agreements. All fees are on an annual basis and are a percentage of the value of the Fund’s assets managed by each Sub-Advisor. Pursuant to their respective Sub-Advisory Agreements:
•	Quest receives 0.425% of the first $100,000,000 of the Fund’s assets under its management and 0.30% of the value of the Fund’s assets under its management in excess of $100,000,000;

•	Renaissance receives 0.48% of the value of the Fund’s assets under its management;

•
WEDGE receives 0.50% of the first $25,000,000 of the Fund’s assets under its management, 0.40% of the value of the Fund’s assets under its management between $25,000,000 and $100,000,000, and 0.30% of the value of the Fund’s assets under its management in excess of $100,000,000.

          In 2009, AFA paid an aggregate of $579,480 to the Sub-Advisors, including $29,263, which was paid to Todd Investment Advisors prior to the termination of its sub-advisory agreement on April 15, 2009. Of the sub-advisory fees paid in 2009 (excluding amounts paid to Todd), $143,170 was paid to Quest, $154,073 to Renaissance and $252,974 to WEDGE. Based on the Board’s evaluation of the fees payable pursuant to the Sub-Advisory Agreements and the services to be provided by the Sub-Advisors, the directors concluded that the fees payable to the Sub-Advisors are reasonable and satisfactory in light of the services provided to the Fund.
Economies of Scale
          Although the Sub-Advisory Agreements may include certain breakpoints, the Fund will not recognize economies of scale, regardless of whether the Fund’s assets under the Sub-Advisors’ management increase, because the Fund’s investment advisor, AFA, pays the Sub-Advisors’ fees on behalf of the Fund. The fee that the Fund pays to AFA does not reflect any breakpoint in the fees that AFA pays the Sub-Advisors. In its evaluation, the Board considered this inability to recognize economies of scales, but concluded that the over-all fees are reasonable and satisfactory as they currently exist.

Fee Levels and Economies of Scale
           Despite certain breakpoints in the Sub-Advisory Agreements that may enable AFA to recognize economies of scale as the Fund’s assets under the Sub-Advisors’ management increase, fee levels charged to the Fund’s investors do not reflect any economies of scale. The Board considered this fact in its evaluation of the Sub-Advisors and the sub-advisory agreements.
PARTICIPANTS’ BENEFITS
          As a participant of American Fidelity Dual Strategy Fund, Inc., you benefit from a number of valuable and helpful services which help you meet your investment needs. Some of the services you currently enjoy are the following:
RE-INVESTMENT WITHOUT CHARGE
Dividends and interest from investment income as well as capital gain contributions are automatically re-invested without charge.
PROFESSIONAL MANAGEMENT
Knowledgeable, full-time management constantly monitors market opportunities for your fund.
CAPITAL FULLY INVESTED
Accumulation units are issued in full and fractional amounts so that your net payments are immediately available for investment purposes.
PERSONAL SERVICE
Continuous personal service is available to you through the team of American Fidelity trained salaried representatives or directly from the Annuity Services Department in our home office.

Board of Directors	DAVID R. CARPENTER
American Fidelity	Executive Vice President
Dual Strategy Fund, Inc.	American Fidelity Corporation

JO ANN DICKEY
Retired Senior Vice President – Internal Audit
American Fidelity Corporation

MARK. H. MCCUBBIN
Chief Executive Officer
McCubbin Hosiery, LLC

G. RAINEY WILLIAMS, JR.
President and Chief Operating Officer
Marco Holding Corporation

Safekeeping of Securities	InvesTrust, N.A.
Oklahoma City, Oklahoma

Independent Registered	KPMG LLP
Public Accounting Firm	Oklahoma City, Oklahoma

Underwriter	American Fidelity Securities, Inc.
Oklahoma City, Oklahoma
Member FINRA

Investment Advisor	American Fidelity Assurance Company
Oklahoma City, Oklahoma

Investment Sub-Advisors	Quest Investment Management, Inc.
Portland, Oregon
The Renaissance Group LLC
(d/b/a Renaissance Investment Management)
Cincinnati, Ohio
WEDGE Capital Management LLP
Charlotte, North Carolina

Board of Directors	GREGORY S. ALLEN
American Fidelity	Chief Executive Officer
Assurance Company	Advance Food Company, Inc.
JOHN M. BENDHEIM, JR.
President
Bendheim Enterprises, Inc.
LYNDA L. CAMERON
President
Cameron Equestrian Center, Inc.
WILLIAM M. CAMERON
Chairman of the Board, President and Chief Executive Officer
American Fidelity Corporation
WILLIAM E. DURRETT
Senior Chairman of the Board
American Fidelity Corporation
THEODORE M. ELAM
Attorney
McAfee and Taft A Professional Corporation
DAVID R. LOPEZ
President
American Fidelity Foundation
PAULA MARSHALL
Chief Executive Officer
The Bama Companies, Inc.
GALEN P. ROBBINS, M.D.
Physician
Cardiovascular Clinic – Founding Physician

For More Information
To obtain information:
By telephone:
Call 1.800.662.1106
By mail Write to:
American Fidelity
Dual Strategy Fund, Inc.
P. O. Box 25520
Oklahoma City, OK 73125-0520
By E-mail Send your request to:
va.help@af-group.com
On the Internet Text-only versions of Fund documents can be viewed online or downloaded from the SEC’s web site: http://www.sec.gov
You may also obtain copies of Fund documents by visiting the SEC’s Public Reference Room in Washington, DC (phone 1.800.SEC.0330) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-6009.

2000 N. Classen Boulevard
Oklahoma City, Oklahoma 73106
1.800.662.1106

GVA-276	Information Published 2/2010

Item 2:	Code of Ethics
          The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal account officer or controller, and persons performing similar functions. A copy of the code of ethics, as adopted, is attached as Exhibit (a)(1).

Item 3:	Audit Committee Financial Expert
          The registrant’s Board of Directors has determined that the registrant does not have an Audit Committee Financial Expert serving on its audit committee. The registrant believes that, at this time, the experience provided by the members of its audit committee provides adequate oversight for the registrant’s level of financial complexity.

Item 4:	Principal Accountant Fees and Services
          The following table details the aggregate fees billed for each of the last two fiscal years for the registrant’s audit fees, audit-related fees, tax fees and other fees by the principal accountant. All such fees of the registrant are paid by the registrant’s investment advisor, American Fidelity Assurance Company.
Service Fees Paid to Audit Firm

	2009	2008	Percentage Approved*
	Dollar Amount	Dollar Amount	2008	2007

(a) Audit Fees	$35,000	$33,000	N/A	N/A

(b) Audit-Related Fees	0	0	0	0

(c) Tax Fees	0	0	0	0

(d) All Other Fees	0	0	0	0

Total	$35,000	$33,000	$0	$0

*	This column represents the percentage of the non-audit fees that were required to be approved by the audit committee.
(e)  Audit Committee Pre-approval Policies and Procedures
                    (1)      Approval is required of all audit and significant permitted non-audit engagements of KPMG LLP prior to the commencement of such engagement. The registrant’s audit committee annually approves the engagement of the registrant’s independent auditor and makes a recommendation to the board of directors that the directors approve the independent auditor at a board of directors meeting held in the first part of each calendar year.
                   (2)       No services described in (b) through (d) of this Item were performed; accordingly, no approvals were made by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)  Percentage of Hours on Audit Performed by Non Full-time Employees
                   0%
(g)  Non-audit Fees for Services Rendered
                   For the years ended December 31, 2009 and December 31, 2008, no non-audit fees were billed by KPMG LLP to the registrant, its investment advisor or any entity controlling, controlled by, or under common control therewith that provides ongoing services to the registrant.

(h)  Audit Committee Consideration of Non-audit Services
                   The registrant’s audit committee has considered whether the provision of non-audit services (if any) that were rendered to the registrant’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5:	Audit Committee of Listed Registrants
                   Not Applicable.

Item 6:	Schedule of Investments
                   Included in Item 1: Annual Report to Shareholders.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
                   Not Applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies
                   Not Applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
                   Not Applicable.

Item 10:	Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11:	Controls and Procedures
Based on their evaluation of the Fund’s Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, each of David R. Carpenter, the principal executive officer, and Robert D. Brearton, the principal financial officer, has concluded that, in his judgment, the Fund’s Disclosure Controls and Procedures are effective.
There was no change in the Fund’s internal controls over financial reporting (as defined in Rule 30A-3(d) under the Investment Company Act of 1940) that occurred during the Fund’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12:	Exhibits
(a)(1)	Code of Ethics for Senior Officers, effective January 1, 2008.

(a)(2)	Certifications of Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not Applicable to Registrant

(b)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.
AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

By:	/s/ David R. Carpenter

Name:	David R. Carpenter
Title:	President
Date:	February 18, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.

/s/ David R. Carpenter

Name:	David R. Carpenter
Title:	President and Principal Executive Officer
Date:	February 18, 2010

/s/ Robert D. Brearton

Name:	Robert D. Brearton
Title:	Executive Vice President and Principal Financial Officer
Date:	February 18, 2010